BLANKET BOND INSURANCE AGREEMENT

      THIS AGREEMENT is made as of the 6th day of January, 2015, by and among the investment companies listed in Appendix A (collectively referred to herein as the "Funds"), First Trust Advisors L.P. (the "Advisor") and First Trust Portfolios L.P. (collectively, with the Advisor and the Funds referred to as the "Parties").

                                  WITNESSETH:

      WHEREAS, the Parties have agreed to acquire a joint insured policy (the "Policy") issued by ICI Mutual Insurance Company containing broker's blanket bond coverage ("Blanket Bond Coverage") which shall cover all Parties;

      WHEREAS, the total amount of the Blanket Bond Coverage under the Policy will be $28,000,000 ("Bond Amount") based upon the determination of each Fund's Board of Trustees that such insured Parties should have an amount of coverage, in the aggregate, of at least $26,450,000 ("Basic Bond Coverage") as provided in Appendix B;

      WHEREAS, the Parties desire to provide herein for an allocation of the premiums for the Blanket Bond Coverage and a manner of allocating any loss proceeds received under the Policy.

      The Parties, therefore, agree that:

      1. Allocation of Blanket Bond Coverage Premium. Each Party shall pay a proportionate share of the Blanket Bond Coverage annual premium based on the allocation as set forth in Appendix C.

      2. Losses.

      (a) General. The Policy is a "claims made" insurance policy and a Policy Year is the period from October 9th through the next succeeding October 9th (or any modification of that period as may be agreed by the Parties and the insurer). The insured loss (including all related expenses) of a Party which relates to a claim made by that Party relating to a particular Policy Year under the Blanket Bond Coverage is hereinafter referred to as a "Blanket Bond Loss." Party includes the trustees and officers of an insured Party and other insured agents or employees of such a Party.

      (b) Blanket Bond Loss. If only one insured Party incurs a Blanket Bond Loss relating to a Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will be allocated to that Party. If more than one insured Party incurs a Blanket Bond Loss relating to a particular Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will first be allocated among those insured Parties in proportion to their respective premiums paid under Paragraph 1 hereof for Blanket Bond Coverage. If, for that particular Policy Year, after initial allocation, there are remaining proceeds of the Blanket Bond Coverage and there are then insured Parties whose Blanket Bond Losses have not been paid in full, such proceeds shall be further allocated among such insured Parties in proportion to their respective premiums paid for such Coverage (repeating this further allocation procedure as each of such insured Parties is paid in full, until all proceeds have been allocated). If all Blanket Bond Losses relating to a particular Policy Year are not paid at the same time, the insured Parties who claim such Losses for that Policy Year shall make such provisions as they deem suitable to the particular circumstances (taking into account the size of any payment received, the size, nature and expected result of any remaining claims, and all other relevant factors) to permit a later re-allocation of amounts first paid. In no event shall any insured Party that incurs a Blanket Bond Loss relating to a Policy Year which equals or exceeds its Basic Bond Coverage be allocated proceeds of the Blanket Bond Coverage for that particular Policy Year in an amount less than its Basic Bond Coverage.

      3. Notices. Each Party agrees to give promptly to the insurer all notices required under the Policy.

      4. Agent. The Advisor is hereby appointed as the agent for all of the Parties for the purpose of making, adjusting, receiving and enforcing payment of all claims under the Policy and otherwise dealing with the insurer with respect to the Policy. All expenses incurred by the Advisor in its capacity as agent for claims shall be shared by the Parties (including the Advisor) in the same manner as above provided for the sharing of Losses.

      5. Modification and Termination. This Agreement may be modified or amended from time to time by mutual written agreement among all of the Parties. It may be terminated with respect to any one Party by not less than 60 days' written notice to the other Parties which are still parties to the Agreement. It shall terminate with respect to any Party as of the date that Party ceases to be an insured under the Policy; provided that such termination shall not affect that Party's rights and obligations hereunder with respect to any claims on behalf of that Party which are paid under the Policy by the insurer after the date the Party ceases to be an insured under the Policy.

      6. Further Assurances. Each Party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

      IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the day and year first above written.

First Trust Energy Income and Growth Fund
First Trust Enhanced Equity Income Fund
First Trust Senior Floating Rate Income Fund II
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund First Trust/Aberdeen Global Opportunity Income Fund
First Trust Mortgage Income Fund
First Trust Strategic High Income Fund II
First Trust/Aberdeen Emerging Opportunity Fund
First Trust Specialty Finance and Financial Opportunities Fund
First Trust Dividend and Income Fund
First Trust High Income Long/Short Fund
First Trust Energy Infrastructure Fund
First Trust MLP and Energy Income Fund
First Trust Intermediate Duration Preferred & Income Fund
First Trust New Opportunities MLP & Energy Fund
First Trust Exchange-Traded Fund
First Trust Exchange-Traded Fund II
First Trust Exchange-Traded Fund III
First Trust Exchange-Traded Fund IV
First Trust Exchange-Traded Fund V
First Trust Exchange-Traded Fund VI
First Trust Exchange-Traded Fund VII
First Trust Exchange-Traded AlphaDEX(R) Fund
First Trust Exchange-Traded AlphaDEX(R) Fund II
First Trust Series Fund
First Trust Variable Insurance Trust


By /s/ Kristi A. Maher
   ----------------------------------------
   Kristi A. Maher, Assistant Secretary



First Trust Advisors L.P.
First Trust Portfolios L.P.


By /s/ Kristi A. Maher
   ----------------------------------------
   Kristi A. Maher, Deputy General Counsel

                                   APPENDIX A

CLOSED-END FUNDS
     First Trust Energy Income and Growth Fund
     First Trust Enhanced Equity Income Fund
     First Trust Senior Floating Rate Income Fund II
     Macquarie/First Trust Global Infrastructure/Utilities
        Dividend & Income Fund
     First Trust/Aberdeen Global Opportunity Income Fund
     First Trust Mortgage Income Fund
     First Trust Strategic High Income Fund II
     First Trust/Aberdeen Emerging Opportunity Fund
     First Trust Specialty Finance and Financial Opportunities Fund First Trust Dividend and Income Fund
     First Trust High Income Long/Short Fund
     First Trust Energy Infrastructure Fund
     First Trust MLP and Energy Income Fund
     First Trust Intermediate Duration Preferred & Income Fund
     First Trust New Opportunities MLP & Energy Fund

EXCHANGE-TRADED FUNDS

First Trust Exchange-Traded Fund
     First Trust Dow Jones Select MicroCap Index Fund
     First Trust Morningstar Dividend Leaders Index Fund
     First Trust US IPO Index Fund
     First Trust NASDAQ-100 Equal Weighted Index Fund
     First Trust NASDAQ-100-Technology Sector Index Fund
     First Trust NYSE Arca Biotechnology Index Fund
     First Trust Dow Jones Internet Index Fund
     First Trust Capital Strength ETF
     First Trust Value Line(R) Equity Allocation Index Fund
     First Trust Value Line(R) Dividend Index Fund
     First Trust NASDAQ-100 Ex-Technology Sector Index Fund
     First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund
     First Trust S&P REIT Index Fund
     First Trust ISE Water Index Fund
     First Trust ISE Revere Natural Gas Index Fund
     First Trust ISE Chindia Index Fund
     First Trust Value Line(R) 100 Exchange-Traded Fund
     First Trust NASDAQ ABA Community Bank Index Fund
     First Trust CBOE S&P 500 VIX Tail Hedge Index Fund

First Trust Exchange-Traded Fund II
     First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund First Trust STOXX(R) European Select Dividend Index Fund
     First Trust Dow Jones Global Select Dividend Index Fund
     First Trust ISE Global Wind Energy Index Fund
     First Trust ISE Global Engineering and Construction Index Fund

     First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund First Trust ISE Global Copper Index Fund
     First Trust ISE Global Platinum Index Fund
     First Trust BICK Index Fund
     First Trust ISE Cloud Computing Index Fund
     First Trust NASDAQ CEA Smartphone Index Fund
     First Trust NASDAQ Global Auto Index Fund
     First Trust International IPO ETF

First Trust Exchange-Traded AlphaDEX(R) Fund
     First Trust Consumer Discretionary AlphaDEX(R) Fund
     First Trust Consumer Staples AlphaDEX(R) Fund
     First Trust Energy AlphaDEX(R) Fund
     First Trust Financials AlphaDEX(R) Fund
     First Trust Health Care AlphaDEX(R) Fund
     First Trust Industrials/Producer Durables AlphaDEX(R) Fund
     First Trust Materials AlphaDEX(R) Fund
     First Trust Technology AlphaDEX(R) Fund
     First Trust Utilities AlphaDEX(R) Fund
     First Trust Large Cap Core AlphaDEX(R) Fund
     First Trust Mid Cap Core AlphaDEX(R) Fund
     First Trust Mid Cap Growth AlphaDEX(R) Fund
     First Trust Mid Cap Value AlphaDEX(R) Fund
     First Trust Small Cap Core AlphaDEX(R) Fund
     First Trust Small Cap Value AlphaDEX(R) Fund
     First Trust Small Cap Growth AlphaDEX(R) Fund
     First Trust Large Cap Value AlphaDEX(R) Fund
     First Trust Large Cap Growth AlphaDEX(R) Fund
     First Trust Multi Cap Value AlphaDEX(R) Fund
     First Trust Multi Cap Growth AlphaDEX(R) Fund
     First Trust Mega Cap AlphaDEX(R) Fund

First Trust Exchange-Traded AlphaDEX(R) Fund II
     First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund
     First Trust Europe AlphaDEX(R) Fund
     First Trust Latin America AlphaDEX(R) Fund
     First Trust Brazil AlphaDEX(R) Fund
     First Trust China AlphaDEX(R) Fund
     First Trust Japan AlphaDEX(R) Fund
     First Trust South Korea AlphaDEX(R) Fund
     First Trust Developed Markets Ex-US AlphaDEX(R) Fund
     First Trust Emerging Markets AlphaDEX(R) Fund
     First Trust Germany AlphaDEX(R) Fund
     First Trust Canada AlphaDEX(R) Fund
     First Trust Australia AlphaDEX(R) Fund
     First Trust United Kingdom AlphaDEX(R) Fund

     First Trust Taiwan AlphaDEX(R) Fund
     First Trust Hong Kong AlphaDEX(R) Fund
     First Trust Switzerland AlphaDEX(R) Fund
     First Trust Emerging Markets Small Cap AlphaDEX(R) Fund
     First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund First Trust Eurozone AlphaDEX(R) ETF

First Trust Exchange-Traded Fund III
     First Trust Preferred Securities and Income ETF
     First Trust Managed Municipal ETF
     First Trust Long/Short Equity ETF
     First Trust Emerging Markets Local Currency Bond ETF

First Trust Exchange-Traded Fund IV
     First Trust North American Energy Infrastructure Fund
     First Trust Tactical High Yield ETF
     First Trust Senior Loan Fund
     First Trust Enhanced Short Maturity ETF
     First Trust Strategic Income ETF
     First Trust Low Duration Mortgage Opportunities ETF

First Trust Exchange-Traded Fund V
     First Trust Morningstar Managed Futures Strategy Fund

First Trust Exchange-Traded Fund VI
     Multi-Asset Diversified Income Index Fund
     First Trust NASDAQ Technology Dividend Index Fund International Multi-Asset Diversified Income Index Fund First Trust High Income ETF
     First Trust Low Beta Income ETF
     First Trust NASDAQ Rising Dividend Achievers ETF
     First Trust Dorsey Wright Focus 5 ETF
     First Trust RBA American Industrial Renaissance(TM) ETF First Trust RBA Quality Income ETF
     First Trust Dorsey Wright International Focus 5 ETF

First Trust Exchange-Traded Fund VII
     First Trust Global Tactical Commodity Strategy Fund

OPEN END FUNDS

First Trust Series Fund
     First Trust Preferred Securities and Income Fund
     First Trust/Confluence Small Cap Value Fund
     First Trust Short Duration High Income Fund

First Trust Variable Insurance Trust
     First Trust/Dow Jones Dividend & Income Allocation Portfolio
     First Trust Multi Income Allocation Portfolio

                                   APPENDIX B

FIRST TRUST CLOSED-END FUNDS
    First Trust Energy Income and Growth Fund                                                      $1,250,000
    First Trust Enhanced Equity Income Fund                                                          $750,000
    First Trust Senior Floating Rate Income Fund II                                                  $900,000
    Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund                     $600,000
    First Trust/Aberdeen Global Opportunity Income Fund                                              $750,000
    First Trust Mortgage Income Fund                                                                 $450,000
    First Trust Strategic High Income Fund II                                                        $600,000
    First Trust/Aberdeen Emerging Opportunity Fund                                                   $525,000
    First Trust Specialty Finance and Financial Opportunities Fund                                   $525,000
    First Trust Dividend and Income Fund                                                             $525,000
    First Trust High Income Long/Short Fund                                                        $1,000,000
    First Trust Energy Infrastructure Fund                                                           $900,000
    First Trust MLP and Energy Income Fund                                                         $1,500,000
    First Trust Intermediate Duration Preferred & Income Fund                                      $1,250,000
    First Trust New Opportunities MLP & Energy Fund                                                  $900,000
---------------------------------------------------------------------------------------------   ---------------
SUB-TOTAL                                                                                         $12,425,000

FIRST TRUST EXCHANGE-TRADED FUND
    First Trust Dow Jones Select MicroCap Index Fund                                                   N/A
    First Trust Morningstar Dividend Leaders Index Fund                                                N/A
    First Trust US IPO Index Fund                                                                      N/A
    First Trust NASDAQ-100 Equal Weighted Index Fund                                                   N/A
    First Trust NASDAQ-100-Technology Sector Index Fund                                                N/A
    First Trust NYSE Arca Biotechnology Index Fund                                                     N/A
    First Trust Dow Jones Internet Index Fund                                                          N/A
    First Trust Capital Strength ETF                                                                   N/A
    First Trust Value Line(R) Equity Allocation Index Fund                                             N/A
    First Trust Value Line(R) Dividend Index Fund                                                      N/A
    First Trust NASDAQ-100 Ex-Technology Sector Index Fund                                             N/A
    First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                                        N/A
    First Trust S&P REIT Index Fund                                                                    N/A
    First Trust ISE Water Index Fund                                                                   N/A
    First Trust ISE Revere Natural Gas Index Fund                                                      N/A
    First Trust ISE Chindia Index Fund                                                                 N/A
    First Trust Value Line(R) 100 Exchange-Traded Fund                                                 N/A
    First Trust NASDAQ ABA Community Bank Index Fund                                                   N/A
    First Trust CBOE S&P 500 VIX Tail Hedge Fund                                                       N/A
---------------------------------------------------------------------------------------------   ---------------
SUB-TOTAL                                                                                          $2,500,000

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
    First Trust Consumer Discretionary AlphaDEX(R) Fund                                                N/A
    First Trust Consumer Staples AlphaDEX(R) Fund                                                      N/A
    First Trust Energy AlphaDEX(R) Fund                                                                N/A
    First Trust Financials AlphaDEX(R) Fund                                                            N/A
    First Trust Health Care AlphaDEX(R) Fund                                                           N/A
    First Trust Industrials/Producer Durables AlphaDEX(R) Fund                                         N/A
    First Trust Materials AlphaDEX(R) Fund                                                             N/A
    First Trust Technology AlphaDEX(R) Fund                                                            N/A
    First Trust Utilities AlphaDEX(R) Fund                                                             N/A
    First Trust Large Cap Core AlphaDEX(R) Fund                                                        N/A
    First Trust Mid Cap Core AlphaDEX(R) Fund                                                          N/A


    First Trust Mid Cap Growth AlphaDEX(R) Fund                                                        N/A
    First Trust Small Cap Core AlphaDEX(R) Fund                                                        N/A
    First Trust Small Cap Value AlphaDEX(R) Fund                                                       N/A
    First Trust Small Cap Growth AlphaDEX(R) Fund                                                      N/A
    First Trust Large Cap Value AlphaDEX(R) Fund                                                       N/A
    First Trust Large Cap Growth AlphaDEX(R) Fund                                                      N/A
    First Trust Mega Cap AlphaDEX(R) Fund                                                              N/A
---------------------------------------------------------------------------------------------   ---------------
    Sub-Total                                                                                      $2,500,000

FIRST TRUST EXCHANGE-TRADED FUND II
    First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                              N/A
    First Trust STOXX(R) European Select Dividend Index Fund                                           N/A
    First Trust Dow Jones Global Select Dividend Index Fund                                            N/A
    First Trust ISE Global Wind Energy Index Fund                                                      N/A
    First Trust ISE Global Engineering and Construction Index Fund                                     N/A
    First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                           N/A
    First Trust ISE Global Copper Index Fund                                                           N/A
    First Trust ISE Global Platinum Index Fund                                                         N/A
    First Trust BICK Index Fund                                                                        N/A
    First Trust ISE Cloud Computing Index Fund                                                         N/A
    First Trust NASDAQ CEA Smartphone Index Fund                                                       N/A
    First Trust NASDAQ Global Auto Index Fund                                                          N/A
    First Trust International IPO ETF                                                                  N/A
---------------------------------------------------------------------------------------------   ---------------
    Sub-Total                                                                                      $1,250,000

FIRST TRUST EXCHANGE-TRADED FUND III
    First Trust Preferred Securities and Income ETF                                                   N/A
    First Trust Managed Municipal ETF                                                                 N/A
    First Trust Long/Short Equity ETF                                                                 N/A
    First Trust Emerging Markets Local Currency Bond ETF                                              N/A
---------------------------------------------------------------------------------------------   ---------------
    Sub-Total                                                                                        $525,000

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
    First Trust Developed Markets Ex-US AlphaDEX(R) Fund                                               N/A
    First Trust Emerging Markets AlphaDEX(R) Fund                                                      N/A
    First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                                                 N/A
    First Trust Europe AlphaDEX(R) Fund                                                                N/A
    First Trust Latin America AlphaDEX(R) Fund                                                         N/A
    First Trust Brazil AlphaDEX(R) Fund                                                                N/A
    First Trust China AlphaDEX(R) Fund                                                                 N/A
    First Trust Japan AlphaDEX(R) Fund                                                                 N/A
    First Trust South Korea AlphaDEX(R) Fund                                                           N/A
    First Trust Germany AlphaDEX(R) Fund                                                               N/A
    First Trust Canada AlphaDEX(R) Fund                                                                N/A
    First Trust Australia AlphaDEX(R) Fund                                                             N/A
    First Trust United Kingdom AlphaDEX(R) Fund                                                        N/A
    First Trust Taiwan AlphaDEX(R) Fund                                                                N/A
    First Trust Hong Kong AlphaDEX(R) Fund                                                             N/A
    First Trust Switzerland AlphaDEX(R) Fund                                                           N/A
    First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                                            N/A
    First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                                     N/A
    First Trust Eurozone AlphaDEX(R) ETF                                                               N/A
---------------------------------------------------------------------------------------------   ---------------
    Sub-Total                                                                                      $1,500,000

FIRST TRUST EXCHANGE-TRADED FUND IV
    First Trust North American Energy Infrastructure Fund                                              N/A
    First Trust Tactical High Yield ETF                                                                N/A

    First Trust Senior Loan Fund                                                                       N/A
    First Trust Enhanced Short Maturity ETF                                                            N/A
    First Trust Strategic Income ETF                                                                   N/A
    First Trust Low Duration Mortgage Opportunities ETF                                                N/A
---------------------------------------------------------------------------------------------   ---------------
    Sub-Total                                                                                      $1,700,000

FIRST TRUST EXCHANGE-TRADED FUND V
    First Trust Morningstar Managed Futures Strategy Fund                                              N/A
---------------------------------------------------------------------------------------------   ---------------
    Sub-Total                                                                                        $200,000

FIRST TRUST EXCHANGE-TRADED FUND VII
     First Trust Global Tactical Commodity Strategy Fund                                               N/A
---------------------------------------------------------------------------------------------   ---------------
     Sub-Total                                                                                       $600,000

FIRST TRUST EXCHANGE-TRADED FUND VI
    Multi-Asset Diversified Income Index Fund                                                          N/A
    First Trust NASDAQ Technology Dividend Index Fund                                                  N/A
    International Multi-Asset Diversified Income Index Fund                                            N/A
    First Trust High Income ETF                                                                        N/A
    First Trust Low Beta Income ETF                                                                    N/A
    First Trust NASDAQ Rising Dividend Achievers ETF                                                   N/A
    First Trust Dorsey Wright Focus 5 ETF                                                              N/A
    First Trust RBA American Industrial Renaissance(TM) ETF                                            N/A
    First Trust RBA Quality Income ETF                                                                 N/A
    First Trust Dorsey Wright International Focus 5 ETF                                                N/A
---------------------------------------------------------------------------------------------   ---------------
    Sub-Total                                                                                      $1,900,000

FIRST TRUST SERIES FUND
    First Trust Preferred Securities and Income Fund                                                   N/A
    First Trust/Confluence Small Cap Value Fund                                                        N/A
    First Trust Short Duration High Income Fund                                                        N/A
---------------------------------------------------------------------------------------------   ---------------
    Sub-Total                                                                                        $750,000

FIRST TRUST VARIABLE INSURANCE TRUST
    First Trust/Dow Jones Dividend & Income Allocation Portfolio                                       N/A
    First Trust Multi Income Allocation Portfolio                                                      N/A
---------------------------------------------------------------------------------------------   ---------------
    Sub-Total                                                                                        $600,000

    GRAND TOTAL                                                                                   $26,450,000

                                   APPENDIX C


                                                                                                      PREMIUM
FIRST TRUST CLOSED-END FUNDS
    First Trust Energy Infrastructure Fund                                                             $1,142
    First Trust High Income Long/Short Fund                                                            $1,265
    Macquarie/First Trust Global Opportunity Dividend & Income Fund                                      $364
    First Trust Senior Floating Rate Income Fund II                                                    $1,023
    First Trust Energy Income and Growth Fund                                                          $1,768
    First Trust Enhanced Equity Income Fund                                                              $575
    First Trust/Aberdeen Global Opportunity Income Fund                                                  $647
    First Trust Mortgage Income Fund                                                                     $147
    First Trust Strategic High Income Fund II                                                            $361
    First Trust/Aberdeen Emerging Opportunity Fund                                                       $207
    First Trust Specialty Finance and Financial Opportunities Fund                                       $247
    First Trust Dividend and Income Fund                                                                 $195
    First Trust MLP and Energy Income Fund                                                             $2,560
    First Trust Intermediate Duration Preferred & Income Fund                                          $3,894
    First Trust New Opportunities MLP & Energy Fund                                                    $1,168
-------------------------------------------------------------------------------------------------------------
       Total                                                                                          $15,563

FIRST TRUST EXCHANGE-TRADED FUND
    First Trust Dow Jones Select MicroCap Index Fund                                                      $93
    First Trust Morningstar Dividend Leaders Index Fund                                                $1,438
    First Trust US IPO Index Fund                                                                        $965
    First Trust NASDAQ-100 Equal Weighted Index Fund                                                     $837
    First Trust NASDAQ-100 Technology Sector Index Fund                                                  $494
    First Trust Dow Jones Internet Index Fund                                                          $3,194
    First Trust NYSE Arca Biotechnology Index Fund                                                     $2,833
    First Trust Capital Strength ETF                                                                     $142
    First Trust NASDAQ-100 Ex-Technology Sector Index Fund                                               $169
    First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                                          $224
    First Trust NASDAQ(R) ABA Community Bank Index Fund                                                  $162
    First Trust ISE Water Index Fund                                                                     $337
    First Trust ISE-Revere Natural Gas Index Fund                                                        $745
    First Trust ISE Chindia Index Fund                                                                   $127
    First Trust S&P REIT Index Fund                                                                      $485
    First Trust Value Line(R) Equity Allocation Index Fund                                                 $9
    First Trust Value Line(R) Dividend Index Fund                                                      $1,665
    First Trust Value Line(R) 100 Exchange-Traded Fund                                                   $112
    First Trust CBOE S&P 500 VIX Tail Hedge Fund                                                           $6
-------------------------------------------------------------------------------------------------------------
        Total                                                                                         $14,037

FIRST TRUST EXCHANGE-TRADED FUND II
    First Trust STOXX(R) European Select Dividend Index Fund                                             $303
    First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Fund                                      $198
    First Trust Dow Jones Global Select Dividend                                                       $1,024
    First Trust ISE Global Wind Energy Index Fund                                                        $156
    First Trust ISE Global Engineering and Construction Index Fund                                        $31
    First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                              $23
    First Trust ISE Global Copper Index Fund                                                              $48
    First Trust ISE Global Platinum Index Fund                                                            $19
    First Trust BICK Index Fund                                                                           $33
    First Trust NASDAQ CEA Smartphone Index Fund                                                          $20

    First Trust NASDAQ Global Auto Index Fund                                                            $117
    First Trust ISE Cloud Computing Index Fund                                                           $613
-------------------------------------------------------------------------------------------------------------
        Total                                                                                          $2,585

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
    First Trust Large Cap Core AlphaDEX(R) Fund                                                        $2,389
    First Trust Mid Cap Core AlphaDEX(R) Fund                                                          $1,624
    First Trust Small Cap Core AlphaDEX(R) Fund                                                          $936
    First Trust Large Cap Value AlphaDEX(R) Fund                                                       $2,094
    First Trust Large Cap Growth AlphaDEX(R) Fund                                                        $716
    First Trust Multi Cap Value AlphaDEX(R) Fund                                                         $318
    First Trust Multi Cap Growth AlphaDEX(R) Fund                                                        $125
    First Trust Consumer Discretionary AlphaDEX(R) Fund                                                $2,465
    First Trust Consumer Staples AlphaDEX(R) Fund                                                      $2,612
    First Trust Energy AlphaDEX(R) Fund                                                                $1,224
    First Trust Financials AlphaDEX(R) Fund                                                            $1,618
    First Trust Health Care AlphaDEX(R) Fund                                                           $4,287
    First Trust Industrials AlphaDEX(R) Fund                                                           $2,086
    First Trust Materials AlphaDEX(R) Fund                                                             $1,136
    First Trust Technology AlphaDEX(R) Fund                                                            $1,484
    First Trust Utilities AlphaDEX(R) Fund                                                               $384
    First Trust Mid Cap Growth AlphaDEX(R) Fund                                                           $83
    First Trust Mid Cap Value AlphaDEX(R) Fund                                                           $126
    First Trust Small Cap Growth AlphaDEX(R) Fund                                                         $69
    First Trust Small Cap Value AlphaDEX(R) Fund                                                         $110
    First Trust Mega Cap AlphaDEX(R) Fund                                                                 $27
-------------------------------------------------------------------------------------------------------------
        Total                                                                                         $25,913

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
    First Trust Developed Markets Ex-US AlphaDEX(R) Fund                                                 $227
    First Trust Emerging Markets AlphaDEX(R) Fund                                                        $794
    First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                                                   $261
    First Trust Europe AlphaDEX(R) Fund                                                                $1,251
    First Trust Latin America AlphaDEX(R) Fund                                                            $12
    First Trust Brazil AlphaDEX(R) Fund                                                                    $8
    First Trust China AlphaDEX(R) Fund                                                                    $13
    First Trust Japan AlphaDEX(R) Fund                                                                    $73
    First Trust South Korea AlphaDEX(R) Fund                                                               $8
    First Trust Germany AlphaDEX(R) Fund                                                                  $87
    First Trust Canada AlphaDEX(R) Fund                                                                  $343
    First Trust Australia AlphaDEX(R) Fund                                                                 $3
    First Trust United Kingdom AlphaDEX(R) Fund                                                          $129
    First Trust Taiwan AlphaDEX(R) Fund                                                                   $45
    First Trust Hong Kong AlphaDEX(R) Fund                                                                $26
    First Trust Switzerland AlphaDEX(R) Fund                                                             $307
    First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                                        $10
    First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                                              $151
    First Trust Eurozone AlphaDEX(R) ETF                                                                  $14
-------------------------------------------------------------------------------------------------------------
        Total                                                                                          $3,762

FIRST TRUST EXCHANGE-TRADED FUND III
    First Trust Preferred Securities and Income ETF                                                      $148
    First Trust Managed Municipal ETF                                                                     $37
    First Trust Long/Short Equity ETF                                                                      $5
-------------------------------------------------------------------------------------------------------------
        Total                                                                                            $190

FIRST TRUST EXCHANGE-TRADED FUND IV
    First Trust North American Energy Infrastructure Fund                                              $1,561
    First Trust Tactical High Yield ETF                                                                  $337
    First Trust Senior Loan Fund                                                                         $363
    First Trust Enhanced Short Maturity ETF                                                               $39
    First Trust Strategic Income ETF                                                                      $36
-------------------------------------------------------------------------------------------------------------
         Total                                                                                         $2,336

FIRST TRUST EXCHANGE-TRADED FUND V
    First Trust Morningstar Managed Futures Strategy Fund                                                 $23
-------------------------------------------------------------------------------------------------------------
        Total                                                                                             $23

FIRST TRUST EXCHANGE-TRADED FUND VI
    Multi Asset Diversified Income Index Fund                                                          $1,417
    First Trust NASDAQ Technology Dividend Index Fund                                                  $1,220
    International Multi-Asset Diversified Income Index Fund                                               $24
    First Trust High Income ETF                                                                            $5
    First Trust Low Beta Income ETF                                                                        $4
    First Trust NASDAQ Rising Dividend Achievers ETF                                                      $13
    First Trust Dorsey Wright Focus 5 ETF                                                              $1,043
    First Trust RBA American Industrial Renaissance(TM) ETF                                              $144
    First Trust RBA Quality Income ETF                                                                     $9
    First Trust Dorsey Wright International Focus 5 ETF                                                   $58
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        Total                                                                                          $3,937

FIRST TRUST EXCHANGE-TRADED FUND VII
    First Trust Global Tactical Commodity Strategy Fund                                                  $334
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        Total                                                                                            $334

FIRST TRUST OPEN-END FUNDS

FIRST TRUST SERIES FUND
    First Trust Preferred Securities and Income Fund                                                     $276
    First Trust/Confluence Small Cap Value Fund                                                            $6
    First Trust Short Duration High Income Fund                                                          $304
-------------------------------------------------------------------------------------------------------------
        Total                                                                                            $586

FIRST TRUST VARIABLE INSURANCE TRUST
    First Trust/Dow Jones Dividend & Income Allocation Portfolio                                         $252
    First Trust Multi Income Allocation Portfolio                                                          $5
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        Total                                                                                            $257

    First Trust Advisors L.P.                                                                         $40,555
    First Trust Portfolios L.P.                                                                        $5,793
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        GRAND TOTAL                                                                                  $115,871

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